Exhibit 99.2

DIGITAL REALTY TRUST

First Quarter 2008

Supplemental Operating and Financial Data

March 31, 2008

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	adverse economic or real estate developments in our markets or the technology industry;

•	inability to successfully develop and lease new properties and space held for redevelopment;

•	our failure to obtain necessary outside financing;

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant;

•	downturn of local economic conditions in our geographic markets;

•	our inability to comply with the rules and regulations applicable to public companies;

•	our ability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	defaults on or non-renewal of leases by tenants;

•	increased interest rates and operating costs;

•	restrictions on our ability to engage in certain business activities;

•	risks related to joint venture investments;

•	decreased rental rates or increased vacancy rates;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	increased competition or available supply of data center space;

•	our failure to successfully operate acquired properties;

•	our inability to acquire off-market property;

•	delays or unexpected costs in development or redevelopment of properties;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	environmental uncertainties and risks related to natural disasters;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2007 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops, redevelops and manages technology-related real estate. The Company’s 71 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Comprising approximately 12.7 million net rentable square feet, including approximately 1.9 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located in 26 markets throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

James R. Trout: Senior Vice President of Portfolio and Technical Operations

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse Steve Benyik (212) 538-0239	Merrill Lynch Steve Sakwa (212) 449-0335 Ian Weissman (212) 449-6255	KeyBanc Capital Markets Jordan Sadler (917) 368-2280	Raymond James Paul D. Puryear (727) 567-2253

JMP Securities William Marks (415) 835-8944	RBC Capital Markets Dave Rodgers (216) 378-7626	Citigroup Michael Bilerman (212) 816-1685 Irwin Guzman (212) 816-1685	UBS Securities Omotayo Okusanya (212) 713-7864 Heath Binder (212) 713-3226

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	1st Quarter 2008	4th Quarter 2007	3rd Quarter 2007	2nd Quarter 2007	1st Quarter 2007
High Price *	$39.20	$44.21	$40.62	$42.86	$40.42
Low Price *	$31.28	$35.05	$32.04	$36.70	$33.76
Closing Price, end of quarter *	$35.50	$38.37	$39.39	$37.68	$39.90
Average daily trading volume *	1,224,336	813,553	730,532	799,130	495,630
Indicated dividend per common share **	$1.240	$1.240	$1.145	$1.145	$1.145
Closing annual dividend yield, end of quarter	3.5%	3.2%	2.9%	3.0%	2.9%
Closing shares and units outstanding end of quarter ***	72,329,436	72,082,034	68,003,179	67,984,292	67,924,536
Closing market value of shares and units outstanding (thousands), end of quarter	$2,567,695	$2,765,788	$2,678,645	$2,561,648	$2,710,189

*	New York Stock Exchange trades only.

**	On an annual basis.

***	The total number of shares and units includes 65,481,470 shares of common stock, 5,290,070 common units and 1,557,896 vested and unvested long-term incentive units, and excludes profits interest units and Class C units and shares issuable upon the redemption of profits interest units and Class C units, which have not yet vested, and all unexercised common stock options.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Ownership Structure

As of March 31, 2008

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	65,481,470	90.5%
Cambay Tele.com, LLC (3)	5,257,348	7.3%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,557,896	2.2%

Total	72,329,436	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of vested and unvested long-term incentive units and excludes shares issuable upon the redemption of Class C units which have not yet vested and all unexercised common stock options.

(2)	The total number of units includes 65,481,470 shares of common stock, 5,290,070 common units and 1,557,896 vested and unvested long-term incentive units, and excludes Class C units and shares issuable upon the redemption of Class C units, which have not yet vested, and all unexercised common stock options.

(3)	These third-party contributors received the common units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 629,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Shares and units at end of quarter
Common shares outstanding	65,481,470	65,406,240	60,721,750	60,713,878	60,692,858
Common units outstanding	6,847,966	6,675,794	7,281,429	7,270,414	7,231,678

Total shares and Operating Partnership units	72,329,436	72,082,034	68,003,179	67,984,292	67,924,536

Market Capitalization
Market value of common equity (1)	$2,567,695	$2,765,788	$2,678,645	$2,561,648	$2,710,189
Stated value of preferred equity	686,750	341,750	341,750	341,750	166,750
Total debt at balance sheet carrying value	1,190,691	1,367,738	1,335,108	1,172,307	1,271,988

Total market capitalization including preferred equity and debt	$4,445,136	$4,475,276	$4,355,503	$4,075,705	$4,148,927

Total debt/Total market capitalization including preferred equity and debt	26.8%	30.6%	30.7%	28.8%	30.7%
Selected Balance Sheet Data
Investments in real estate (before depreciation)	$2,602,166	$2,489,793	$2,231,886	$2,044,661	$1,967,653
Total assets	2,895,036	2,809,464	2,576,119	2,393,476	2,333,791
Total liabilities	1,444,294	1,687,637	1,580,786	1,384,223	1,481,575
Selected Operating Data
Total operating revenues from continuing operations (2)	$114,547	$105,903	$104,794	$95,583	$88,967
Total operating expenses from continuing operations (2)	89,326	84,945	83,369	73,042	67,002
Interest expense from continuing operations (2)	14,632	15,863	16,683	15,264	16,594
Net income	11,108	5,613	5,135	7,758	22,086
Net income (loss) available to common stockholders	2,850	254	(224)	2,591	18,641
Financial Ratios
EBITDA (3)	$56,619	$53,935	$51,804	$49,565	$65,742
Adjusted EBITDA (4)	$65,171	$59,322	$57,136	$55,042	$72,949
Cash interest expense (5)	$20,093	$17,323	$19,464	$14,359	$17,882
Fixed charges (6)	$30,737	$24,839	$26,679	$21,261	$22,967
Debt service coverage ratio (7)	3.2x	3.4x	2.9x	3.8x	4.1x
Fixed charge coverage ratio (8)	2.1x	2.4x	2.1x	2.6x	3.2x
Profitability measures
Net income (loss) per common share - basic	$0.04	$—	$—	$0.04	$0.33
Net income (loss) per common share - diluted	$0.04	$—	$—	$0.04	$0.32
Diluted Funds From Operations (FFO) per share and unit (9)	$0.58	$0.53	$0.51	$0.51	$0.50
Diluted Adjusted Funds From Operations (AFFO) per share and unit (10)	$0.37	$0.37	$0.35	$0.37	$0.41
Dividends per share and common unit	$0.31	$0.31	$0.29	$0.29	$0.29
Diluted FFO payout ratio (11)	53.2%	58.5%	55.7%	56.4%	57.3%
Diluted AFFO payout ratio (12)	83.8%	83.8%	81.8%	77.4%	69.8%
Portfolio Statistics (13)
Buildings	93	92	88	83	83
Properties	71	70	67	62	61
Net rentable square feet, excluding redevelopment space	10,795,795	10,527,011	10,311,857	9,713,146	9,668,267
Square feet held for redevelopment (14)	1,863,700	1,754,228	1,708,059	1,659,133	1,710,199
Occupancy at end of quarter (15)	94.7%	94.7%	95.1%	94.6%	94.8%
Weighted average remaining lease term (years) (16)	7.7	7.7	7.5	7.5	7.0
Same store occupancy at end of quarter (17)	94.2%	94.2%	94.7%	94.3%	94.6%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including vested and unvested long-term incentive units, for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of Class C units which have not yet vested and shares of our common stock issuable upon redemption thereof.

(2)	Excludes operations for properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

(3)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 27. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.

(4)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 27. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.

(5)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) adjusted for noncash interest expense and includes capitalized interest. For a reconciliation of GAAP interest expense to cash interest expense see page 10.

(6)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.

(7)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.1x for the three months ended March 31, 2007.

(8)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges. Ignoring the effect of the gain on sale for 100 Technology Center Drive and 4055 Valley View Lane, fixed charge coverage ratio was 2.4x for the three months ended March 31, 2007.

(9)	For a definition and discussion of FFO see page 27. For a reconciliation of net income available to common stockholders to FFO, see page 9.

(10)	For a definition and discussion of AFFO, see page 27. For a reconciliation of FFO to AFFO, see page 9.

(11)	Diluted FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.

(12)	Diluted AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit.

(13)	Portfolio statistics exclude operations for properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

(14)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.

(15)	Occupancy and same store occupancy excludes space held for redevelopment.

(16)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.

(17)	Same store properties were acquired before December 31, 2006. Same store occupancy statistics exclude properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007), for all periods presented.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Consolidated Balance Sheets

(Dollars in thousands, except share data)

	March 31, 2008	December 31, 2007
	(unaudited)
ASSETS
Investments in real estate
Land	$321,071	$316,196
Acquired ground leases	2,898	2,790
Buildings and improvements	2,075,030	1,968,850
Tenant improvements	194,797	193,436

Investments in real estate	2,593,796	2,481,272
Accumulated depreciation and amortization	(214,720)	(188,099)

Net investments in properties	2,379,076	2,293,173
Investment in unconsolidated joint venture	8,370	8,521

Net investments in real estate	2,387,446	2,301,694
Cash and cash equivalents	34,367	31,352
Accounts and other receivables, net	46,419	43,440
Deferred rent	72,664	64,639
Acquired above market leases, net	37,603	38,762
Acquired in place lease value and deferred leasing costs, net	245,609	253,642
Deferred financing costs, net	16,524	17,610
Restricted cash	37,448	41,302
Other assets	16,956	17,023

Total Assets	$2,895,036	$2,809,464

LIABILITIES AND STOCKHOLDERS’ EQUITY
Revolving credit facility	$114,759	$299,731
Mortgage loans	903,432	895,507
Exchangeable senior debentures	172,500	172,500
Accounts payable and other accrued liabilities	136,416	176,143
Accrued dividends and distributions	—	22,345
Acquired below market leases, net	90,197	93,572
Security deposits and prepaid rents	26,990	27,839

Total Liabilities	1,444,294	1,687,637

Commitments and contingencies	—	—
Minority interests in consolidated joint venture	10,035	4,928
Minority interests in operating partnership	73,681	72,983
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $175,000,000 liquidation preference ($25.00 per share), 7,000,000 issued and outstanding	169,068	169,068
Series D Cumulative Convertible Preferred Stock, 5.500%, $345,000,000 liquidation preference ($25.00 per share), 13,800,000 issued and outstanding	333,604	—
Common Stock; $0.01 par value: 125,000,000 authorized, 65,481,470 and 65,406,240 shares issued and outstanding as of March 31, 2008 and December 31, 2007, respectively	654	654
Additional paid-in capital	814,166	814,106
Dividends in excess of earnings	(120,535)	(103,090)
Accumulated other comprehensive income, net	10,270	3,379

Total Stockholders’ Equity	1,367,026	1,043,916

Total Liabilities and Stockholders’ Equity	$2,895,036	$2,809,464

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Rental	$92,746	$85,074	$82,536	$78,705	$73,288
Tenant reimbursements	21,787	20,589	22,104	16,631	15,679
Other	14	240	154	247	—

Total operating revenues	114,547	105,903	104,794	95,583	88,967

Rental property operating and maintenance	31,564	33,101	30,539	23,865	21,239
Property taxes	8,124	4,440	7,859	7,342	7,540
Insurance	1,205	1,326	1,356	1,419	1,426
Depreciation and amortization	39,137	37,818	35,345	31,832	29,399
General and administrative	8,845	8,159	7,775	8,456	7,210
Other	451	101	495	128	188

Total operating expenses	89,326	84,945	83,369	73,042	67,002

Operating income	25,221	20,958	21,425	22,541	21,965
Equity in earnings of unconsolidated joint venture	158	(75)	(237)	216	545
Interest and other income	655	621	621	532	513
Interest expense	(14,632)	(15,863)	(16,683)	(15,264)	(16,594)
Loss from early extinguishment of debt	—	—	—	—	—

Income from continuing operations before minority interests	11,402	5,641	5,126	8,025	6,429
Minority interests in continuing operations of operating partnership	(294)	(28)	25	(305)	(501)

Income from continuing operations	11,108	5,613	5,151	7,720	5,928
Income (loss) from discontinued operations before gain on sale of assets and minority interests	—	—	(18)	43	1,370
Gain on sale of assets	—	—	—	—	18,049
Minority interests attributable to discontinued operations	—	—	2	(5)	(3,261)

Income (loss) from discontinued operations (1)	—	—	(16)	38	16,158

Net income	11,108	5,613	5,135	7,758	22,086
Preferred stock dividends	(8,258)	(5,359)	(5,359)	(5,167)	(3,445)

Net income (loss) available to common stockholders	$2,850	$254	$(224)	$2,591	$18,641

Net income (loss) per share available to common stockholders - basic	$0.04	$—	$—	$0.04	$0.33
Net income (loss) per share available to common stockholders - diluted	$0.04	$—	$—	$0.04	$0.32
Weighted-average shares outstanding - basic	65,431,586	64,098,942	60,717,153	60,697,740	56,511,200
Weighted-average shares outstanding - diluted	67,142,783	66,282,524	60,717,153	62,970,291	58,424,427
Weighted-average fully diluted shares and units	73,886,689	73,303,696	69,937,352	70,228,894	69,830,614

(1)    During 2007, we sold 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above. This will cause individual line items above to differ from previously published information but does not affect net income available to common stockholders.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Funds From Operations (FFO)

(unaudited and in thousands except per share data)

	Three Months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Reconciliation of net income available to common stockholders to FFO (Note):
Net income (loss) available to common stockholders	$2,850	$254	$(224)	$2,591	$18,641
Adjustments:
Minority interests in operating partnership including discontinued operations	294	28	(27)	310	3,762
Real estate related depreciation and amortization (1)	38,978	37,673	35,216	31,708	29,643
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	894	919	969	1,010	1,036
Gain on sale of assets	—	—	—	—	(18,049)

FFO available to common stockholders and unitholders	$43,016	$38,874	$35,934	$35,619	$35,033

FFO per share:
Basic	$0.60	$0.55	$0.53	$0.52	$0.52
Diluted (2)	$0.58	$0.53	$0.51	$0.51	$0.50

Weighted-average shares and units outstanding - basic	72,175	71,120	67,995	67,956	67,917
Weighted-average shares and units outstanding - diluted (2)	82,524	73,304	69,937	70,229	69,831

(1) Real estate depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$39,137	$37,818	$35,345	$31,832	$29,399
Depreciation and amortization of discontinued operations	—	—	—	—	379
Non-real estate depreciation	(159)	(145)	(129)	(124)	(135)

	$38,978	$37,673	$35,216	$31,708	$29,643

(2)    At 3/31/08, we had 7,000,000 series C convertible preferred shares and 13,800,000 series D convertible preferred shares outstanding that were convertible into 3,614,800 common shares and 8,217,900 common shares, respectively. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$43,016	$38,874	$35,934	$35,619	$35,033
Add: Series C convertible preferred dividends	1,914	—	—	—	—
Add: Series D convertible preferred dividends	2,899	—	—	—	—

FFO available to common stockholders and unitholders - diluted	$47,829	$38,874	$35,934	$35,619	$35,033

Weighted average common stock and units outstanding	72,175	71,120	67,995	67,956	67,917
Add: Effect of dilutive securities (excluding series C and D convertible preferred stock)	1,712	2,184	1,942	2,273	1,914
Add: Effect of dilutive series C convertible preferred stock	3,615	—	—	—	—
Add: Effect of dilutive series D convertible preferred stock	5,022	—	—	—	—

Weighted average common stock and units outstanding - diluted	82,524	73,304	69,937	70,229	69,831

Note: For a definition and discussion of FFO, see page 27. FFO for all periods presented above includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007)

Adjusted Funds From Operations (AFFO) (unaudited and in thousands)

	Three Months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Reconciliation of FFO to AFFO:
Funds from operations available to common stockholders and unitholders (FFO)	$43,016	$38,874	$35,934	$35,619	$35,033
Adjustments:
Non-real estate depreciation	159	145	129	124	135
Amortization of deferred financing costs	1,398	1,149	1,682	1,321	1,389
Non-cash compensation	1,220	1,134	1,103	836	507
Straight line rents	(7,771)	(7,303)	(7,204)	(5,770)	(5,111)
Above and below market rent amortization	(2,685)	(2,617)	(2,691)	(2,578)	(2,338)
Capitalized leasing compensation	(1,045)	(416)	(300)	(175)	(175)
Recurring capital expenditures and tenant improvements	(2,868)	(1,200)	(2,765)	99	(393)
Capitalized leasing commissions	(3,936)	(2,705)	(1,389)	(3,836)	(439)

AFFO available to common stockholders and unitholders	$27,488	$27,061	$24,499	$25,640	$28,608

Note: For a definition and discussion of AFFO, see page 27. For a reconciliation of net income available to common stockholders to FFO, see above table. AFFO for all periods presented above includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-08		31-Dec-07		30-Sep-07		30-Jun-07		31-Mar-07
Net income (loss) available to common stockholders	$2,850		$254		$(224)		$2,591		$18,641
Interest (including discontinued operations)	14,632		15,863		16,683		15,142		17,323
Depreciation and amortization	39,137		37,818		35,345		31,832		29,778

EBITDA	56,619		53,935		51,804		49,565		65,742
Minority interests	294		28		(27)		310		3,762
Preferred stock dividends	8,258		5,359		5,359		5,167		3,445

Adjusted EBITDA	$65,171		$59,322		$57,136		$55,042		$72,949

(1)    For the definition and discussion of EBITDA and Adjusted EBITDA, see page 27. EBITDA and adjusted EBITDA for the three months ended March 31, 2007 include a gain on sale for 100 Technology Center Drive and 4055 Valley View Lane of approximately $18.0 million. Excluding this gain EBITDA and Adjusted EBITDA would have been $50.7 million and $54.9 million, respectively for three months ended March 31, 2007.

Financial Ratios (unaudited and in thousands)

	31-Mar-08		31-Dec-07		30-Sep-07		30-Jun-07		31-Mar-07
Total GAAP interest expense (including discontinued operations)	14,632		15,863		16,683		15,142		17,323
Capitalized interest	4,415		4,215		3,096		2,792		1,507
Change in accrued interest and other noncash amounts	1,046		(2,755)		(315)		(3,575)		(948)

Cash interest expense (a)	20,093		17,323		19,464		14,359		17,882
Scheduled debt principal payments and preferred dividends	10,644		7,516		7,215		6,902		5,085

Total fixed charges	30,737		24,839		26,679		21,261		22,967

Debt service coverage ratio based on GAAP interest expense (b)	4.5	x	3.7	x	3.4	x	3.6	x	4.2	x
Debt service coverage ratio based on cash interest expense (b)	3.2	x	3.4	x	2.9	x	3.8	x	4.1	x
Fixed charge coverage ratio based on GAAP interest expense (c)	2.6	x	2.5	x	2.4	x	2.5	x	3.3	x
Fixed charge coverage ratio based on cash interest expense (c)	2.1	x	2.4	x	2.1	x	2.6	x	3.2	x
Debt to total market capitalization including debt and preferred equity (d)	26.8%		30.6%		30.7%		28.8%		30.7%
Debt plus preferred stock to total market capitalization including debt and preferred equity (e)	42.2%		38.2%		38.5%		37.1%		34.7%
Pretax income to interest expense (f)	1.8	x	1.4	x	1.3	x	1.5	x	2.5	x

(a)    Cash interest expense is interest expense less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.

(b)    Adjusted EBITDA divided by interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, debt service coverage ratio was 3.2x using GAAP interest expense and 3.1x using cash interest expense for the three months ended March 31, 2007.

(c)    Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, fixed charges coverage ratio was 2.5x using GAAP interest expense and 2.4x using cash interest expense for the three months ended March 31, 2007.

(d)    Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.

(e) Same as (d), except numerator includes preferred stock.

(f)     Calculated as income including gain on sale of assets before minority interest and interest divided by GAAP interest expense. Ignoring the effect of the gain on sale of 100 Technology Center Drive and 4055 Valley View Lane, pretax income to interest expense was 1.5x for the three months ended March 31, 2007.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Net Operating Income (NOI) and Run-rate NOI

For the three months ended March 31, 2008

(unaudited and in thousands)

Rental revenues	$92,746
Tenant reimbursements	21,787
Rental property operating and maintenance	(31,564)
Property taxes	(8,124)
Insurance	(1,205)

NOI	$73,640
Actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—
Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	—
Tenant reimbursements	—
Rental property operating and maintenance	—
Property taxes	—
Insurance	—

Run-rate NOI	$73,640

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$2,850
Other revenues	(14)
Interest expense	14,632
Depreciation and amortization	39,137
General and administrative expenses	8,845
Other expenses	451
Equity in earnings of unconsolidated joint venture	(158)
Interest and other income	(655)
Minority interests in continuing operations of operating partnership	294
Income from discontinued operations before minority interests	—
Gain on sale of assets	—
Minority interests attributable to discontinued operations	—
Preferred stock dividends	8,258

NOI	$73,640

Note: For a definition and discussion of NOI and Run-rate NOI, see page 27.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Operating Revenues:
Rental	$83,654	$78,447	$77,156	$74,416	$72,454
Tenant reimbursements	20,853	19,986	21,243	16,490	15,623
Other	14	240	154	247	—

Total operating revenues	104,521	98,673	98,553	91,153	88,077

Operating Expenses:
Rental property operating and maintenance	27,031	31,000	28,490	22,895	20,510
Property taxes	7,634	4,125	7,639	7,200	7,443
Insurance	1,140	1,310	1,361	1,406	1,413
Depreciation and amortization	34,955	34,591	32,940	30,023	29,003
General and administrative (2)	8,845	8,159	7,775	8,456	7,210
Other	381	95	491	128	188

Total operating expenses	79,986	79,280	78,696	70,108	65,767
Operating income	24,535	19,393	19,857	21,045	22,310
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	158	(75)	(237)	216	545
Interest and other income	426	494	462	403	386
Interest expense (3)	(13,372)	(13,830)	(13,785)	(13,725)	(12,778)
Loss from early extinguishment of debt	—	—	—	—	—

Income from continuing operations before minority interests	11,747	5,982	6,297	7,939	10,463
Income (loss) from discontinued operations before minority interests	—	—	(18)	43	1,370
Gain on sale of assets	—	—	—	—	18,049

Income before minority interests	$11,747	$5,982	$6,279	$7,982	$29,882

New properties (1)
Operating Revenues:
Rental	$9,092	$6,627	$5,380	$4,289	$834
Tenant reimbursements	934	603	861	141	56
Other	—	—	—	—	—

Total operating revenues	10,026	7,230	6,241	4,430	890

Operating Expenses:
Rental property operating and maintenance	4,533	2,101	2,049	970	729
Property taxes	490	315	220	142	97
Insurance	65	16	(5)	13	13
Depreciation and amortization	4,182	3,227	2,405	1,809	396
General and administrative (2)	—	—	—	—	—
Other	70	6	4	—	—

Total operating expenses	9,340	5,665	4,673	2,934	1,235

Operating income	686	1,565	1,568	1,496	(345)
Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—
Interest and other income	229	127	159	129	127
Interest expense (3)	(1,260)	(2,033)	(2,898)	(1,539)	(3,816)
Loss from early extinguishment of debt	—	—	—	—	—

Income from continuing operations before minority interests	(345)	(341)	(1,171)	86	(4,034)
Income from discontinued operations before minority interests	—	—	—	—	—
Gain on sale of assets	—	—	—	—	—

Income before minority interests	$(345)	$(341)	$(1,171)	$86	$(4,034)

(1)	Same store properties are properties that were acquired before December 31, 2006 and new properties are properties acquired after December 31, 2006. During 2007, we sold 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007). We have presented all activity for these properties in Income (loss) from discontinued operations for all periods presented above.

(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.

(3)	Interest expense on our revolving credit facility is allocated entirely to new properties.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Same Store Operating Trend Summary

(unaudited and in thousands, except share data)

	Three Months Ended
Same store (1)	31-Mar-08	31-Dec-07	Percentage Change	31-Mar-07	Percentage Change
Rental (2)	$83,654	$78,447	6.6%	$72,454	15.5%
Tenant reimbursements	20,853	19,986	4.3%	15,623	33.5%

	104,507	98,433	6.2%	88,077	18.7%
Rental property operating and maintenance	27,031	31,000	(12.8%)	20,510	31.8%
Property taxes	7,634	4,125	85.1%	7,443	2.6%
Insurance	1,140	1,310	(13.0%)	1,413	(19.3%)

	35,805	36,435	(1.7%)	29,366	21.9%

Net Operating Income (3)	$68,702	$61,998	10.8%	$58,711	17.0%

Same store occupancy at end of quarter	94.2%	94.2%		94.6%

(1)	Same store properties were acquired before December 31, 2006.

(2)	For the periods presented, same store straight-line rent was $6,174, $6,539 and $4,878, respectively and non-cash adjustments related to FAS 141 were $2,164, $2,211 and $2,361, respectively.

(3)	For a definition and discussion of Net Operating Income, see page 27.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of March 31, 2008	% of Debt	Interest Rate as of March 31, 2008	Interest Rate as of March 31, 2008 including swaps
Unhedged Floating Rate Debt
Revolving credit facility	August 31, 2010	(1)	$114,759	9.6%	4.57%	—
1500 Space Park Drive	April 5, 2008	(2)	5,541	0.5%	5.45%

			$120,300	10.1%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt
Secured Term Debt	November 11, 2014		148,175	12.4%	5.65%	—
350 East Cermak Road	June 9, 2008	(3)	97,638	8.2%	4.90%	6.23%
200 Paul Avenue 1-4	October 8, 2015		80,409	6.8%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017		68,000	5.7%	5.93%	—
600 West Seventh Street	March 15, 2016		57,734	4.8%	5.80%	—
2323 Bryan Street	November 6, 2009		55,636	4.7%	6.04%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016		55,000	4.6%	5.95%	—
1100 Space Park Drive	December 11, 2016		55,000	4.6%	5.89%	—
150 South First Street	February 6, 2017		53,288	4.5%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012		51,008	4.3%	6.08%	5.13%
2334 Lundy Place	November 11, 2016		40,000	3.4%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012		43,854	3.7%	6.08%	5.35%
6 Braham Street	April 10, 2011		26,185	2.2%	6.91%	5.84%
Paul van Vlissingenstraat 16	July 18, 2013		17,219	1.4%	6.33%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		12,504	1.1%	6.23%	5.57%
1125 Energy Park Drive	March 1, 2032		9,426	0.8%	7.62%	—
Gyroscoopweg 2E-2F	October 18, 2013		10,960	0.9%	6.23%	5.49%
375 Riverside Parkway	December 1, 2008		8,511	0.7%	4.54%	6.87%
731 East Trade Street	July 1, 2020		5,663	0.5%	8.22%	—

			$896,210	75.3%
Exchangeable senior debentures			$172,500	14.5%	4.13%	—
3 Corporate Place construction loan			$—	0.0%	7.57%	—

Total Fixed Rate Debt Including Swaps			$1,068,710	89.8%
Loan premium—1125 Energy Park Drive and 731 East Trade Street			1,681	0.1%

Total Consolidated Debt			$1,190,691	100.0%

Weighted average cost of debt (including interest rate swaps)						5.49%

(1)	Two one-year extensions are available.

(2)	A four-month extension has been exercised.

(3)	The first one-year extension has been exercised, an additional one-year extension is available which we may exercise if certain conditions are met.

Credit Facility

(in thousands)

	Maximum Available	Available as of March 31, 2008	Drawn as of March 31, 2008
Unsecured Revolving Credit Facility	$650,000	$526,000	$114,759

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Debt Maturities

(unaudited, in thousands)

Property		Remainder of 2008	2009	2010	2011	2012	Thereafter	Total
Revolving credit facility	(1)	$—	$—	$114,759	$—	$—	$—	$114,759
Secured Term Debt	(2)	1,689	2,408	2,550	2,701	2,836	135,991	148,175
350 East Cermak Road	(3)	97,638	—	—	—	—	—	97,638
200 Paul Avenue 1-4		1,077	1,533	1,624	1,721	1,812	72,642	80,409
2045 & 2055 LaFayette Street		—	729	835	886	941	64,609	68,000
600 West Seventh Street		920	1,290	1,367	1,448	1,535	51,174	57,734
2323 Bryan Street		588	55,048	—	—	—	—	55,636
1100 Space Park Drive		—	56	648	687	720	52,889	55,000
34551 Ardenwood Boulevard 1-4		—	56	639	678	711	52,916	55,000
150 South First Street		—	518	595	635	677	50,863	53,288
114 Rue Ambroise Croizat		582	777	777	777	48,095	—	51,008
2334 Lundy Place		—	40	464	493	517	38,486	40,000
Unit 9, Blanchardstown Corporate Park		500	668	668	668	41,350	—	43,854
6 Braham Street		—	595	793	24,797	—	—	26,185
Paul van Vlissingenstraat 16		199	265	265	265	265	15,960	17,219
Chemin de l’Epinglier 2		145	191	191	191	191	11,595	12,504
1125 Energy Park Drive		90	132	144	154	8,906	—	9,426
Gyroscoopweg 2E-2F		126	168	168	168	168	10,162	10,960
375 Riverside Parkway		8,511	—	—	—	—	—	8,511
731 East Trade Street		143	205	235	274	297	4,509	5,663
1500 Space Park Drive	(4)	5,541	—	—	—	—	—	5,541
Exchangeable senior debentures	(5)	—	—	—	172,500	—	—	172,500

Total		$117,749	$64,679	$126,722	$209,043	$109,021	$561,796	$1,189,010

Weighted Average Term to Initial Maturity	(5)					5.3 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(5)					5.7 Years

(1)	Two one-year extension options are available.

(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans are cross-collateralized by the six properties.

(3)	The first one-year extension has been exercised, an additional one-year extension is available which we may exercise if certain conditions are met.

(4)	A four-month extension has been exercised.

(5)	Assumes maturity of Exchangeable senior debentures at first redemption date in August 2011.

Note: Except as provided, above amounts assume no exercise of extensions and total excludes $1,681 of Loan Premiums.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Portfolio Summary

As of March 31, 2008

	3/31/2008	12/31/2007
Number of Properties:
Domestic	58	57
International	13	13

	71 (2)	70 (2)
Number of Buildings:
Domestic	77	76
International	16	16

	93	92
Number of Markets:
Domestic	20	20
International	6	6

	26	26
Net Rentable Square Feet:
Domestic	10,071,470	9,802,686
International	724,325	724,325

	10,795,795	10,527,011
Redevelopment Square Feet:
Domestic	1,222,354	1,226,346
International	641,346	527,882

	1,863,700	1,754,228
Portfolio Occupancy (1)	94.7%	94.7%
Same Store Pool Occupancy	94.2%	94.2%
Average Original Lease Term (years)	13.6	13.6
Average Remaining Lease Term (years)	7.7	7.7
Lease Expirations (through 2009)	6.8%	8.1%

(1)	Occupancy excludes space held for redevelopment.

(2)	Excludes a property held as an investment in an unconsolidated joint venture.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Properties Acquired

For the three months ended March 31, 2008

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions) (1)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (2)

365 South Randolphville Rd	New York	February-08	$20.4	264,792	264,792	Vacant

(1)	Including closing costs.

(2)	Occupancy percentages are calculated net of square footage held for redevelopment.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Occupancy Analysis

As of March 31, 2008

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property		Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 03/31/2008	As of 12/31/2007	As of 9/30/07	As of 6/30/07	As of 3/31/07	Property Type	Total Portfolio	Property Type
Internet Gateways
350 East Cermak Road		May-05	Chicago	1,015,610	118,129	36,562	97.9%	98.3%	97.4%	94.7%	94.6%	27.5%	9.4%	24.5%
200 Paul Avenue 1-4		Nov-04	San Francisco	492,268	35,412	20,741	94.6%	97.4%	100.0%	100.0%	100.0%	13.3	4.6	13.9
120 E. Van Buren Street		Jul-06	Phoenix	249,425	38,089	19,055	88.1%	84.6%	97.2%	97.2%	92.0%	6.8	2.3	12.8
600 West Seventh Street		May-04	Los Angeles	476,784	12,938	14,672	91.2%	89.4%	91.8%	91.6%	93.4%	12.9	4.4	9.8
2323 Bryan Street		Jan-02	Dallas	457,217	19,890	13,370	79.0%	78.7%	79.6%	79.6%	83.5%	12.4	4.2	9.0
111 Eighth Avenue	(3)	Mar-07	New York	116,843	—	11,156	100.0%	100.0%	100.0%	100.0%	100.0%	3.2	1.1	7.5
1100 Space Park Drive		Nov-04	Silicon Valley	165,297	—	7,220	97.6%	97.6%	97.6%	97.6%	97.6%	4.5	1.5	4.8
114 Rue Ambroise Croizat		Dec-06	Paris, France	130,996	221,150	6,640	100.0%	100.0%	91.6%	91.6%	91.6%	3.6	1.2	4.4
600-780 S. Federal		Sep-05	Chicago	161,547	—	5,076	81.5%	80.3%	81.5%	82.6%	82.6%	4.4	1.5	3.4
6 Braham Street		Jul-02	London, England	63,233	—	4,404	100.0%	100.0%	100.0%	100.0%	100.0%	1.7	0.6	3.0
36 NE 2nd Street		Jan-02	Miami	162,140	—	4,347	95.9%	95.9%	95.9%	95.9%	95.9%	4.4	1.5	2.9
900 Walnut Street		Aug-07	St Louis	112,266	—	3,373	97.3%	98.6%	98.6%	NA	NA	3.0	1.0	2.3
731 East Trade Street		Aug-05	Charlotte	40,879	—	1,165	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.4	0.8
113 North Myers		Aug-05	Charlotte	20,086	9,132	763	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.5
125 North Myers		Aug-05	Charlotte	25,402	—	680	100.0%	51.3%	51.3%	51.3%	47.9%	0.7	0.2	0.5

				3,689,993	454,740	149,224	93.0%	92.6%	94.1%	92.8%	93.5%	100.0%	34.2%	100.0%
Data Centers
300 Boulevard East		Nov-02	New York	311,950	—	12,782	100.0%	100.0%	100.0%	100.0%	100.0%	5.4	2.9	9.1
3 Corporate Place		Dec-05	New York	274,562	2,369	10,725	82.9%	88.4%	100.0%	100.0%	100.0%	4.7	2.5	7.6
833 Chestnut Street		Mar-05	Philadelphia	581,291	73,467	9,908	81.5%	80.5%	79.4%	79.2%	78.6%	10.0	5.4	7.0
Unit 9, Blanchardstown Corporate Park		Dec-06	Dublin, Ireland	120,000	—	9,761	96.4%	96.4%	85.9%	85.9%	85.9%	2.1	1.1	6.9
4025 Midway Road		Jan-06	Dallas	72,991	27,599	6,722	98.5%	54.9%	54.9%	54.9%	50.5%	1.3	0.7	4.8
2045 & 2055 LaFayette Street		May-04	Silicon Valley	300,000	—	6,300	100.0%	100.0%	100.0%	100.0%	100.0%	5.2	2.8	4.5
11830 Webb Chapel Road		Aug-04	Dallas	365,647	—	5,861	96.6%	96.6%	96.6%	95.0%	95.0%	6.3	3.4	4.1
150 South First Street		Sep-04	Silicon Valley	179,761	—	5,101	97.7%	97.7%	97.7%	97.7%	100.0%	3.1	1.7	3.6
14901 FAA Boulevard		Jun-06	Dallas	263,700	—	4,474	100.0%	100.0%	100.0%	100.0%	100.0%	4.5	2.4	3.2
12001 North Freeway		Apr-06	Houston	280,483	20,222	4,333	98.5%	98.5%	98.5%	98.5%	98.5%	4.8	2.6	3.1
2334 Lundy Place		Dec-02	Silicon Valley	130,752	—	4,253	100.0%	100.0%	100.0%	100.0%	100.0%	2.3	1.2	3.0
44470 Chilum Place		Feb-07	Northern Virginia	95,440	—	3,906	100.0%	100.0%	100.0%	100.0%	100.0%	1.6	0.9	2.8
2401 Walsh Street		Jun-05	Silicon Valley	167,932	—	3,308	100.0%	100.0%	100.0%	100.0%	100.0%	2.9	1.6	2.3
115 Second Avenue		Oct-05	Boston	66,730	—	3,240	100.0%	42.1%	42.1%	0.0%	0.0%	1.2	0.6	2.3
8534 Concord Center Drive		Jun-05	Denver	85,660	—	3,169	100.0%	100.0%	100.0%	100.0%	100.0%	1.5	0.8	2.2
Naritaweg 52		Dec-07	Amsterdam, Netherlands	63,260	—	2,966	100.0%	100.0%	NA	NA	NA	1.1	0.6	2.1
21110 Ridgetop Circle		Jan-07	Northern Virginia	135,513	—	2,582	100.0%	100.0%	100.0%	100.0%	100.0%	2.3	1.3	1.8
210 N Tucker Boulevard		Aug-07	St Louis	139,588	62,000	2,359	95.0%	95.0%	95.0%	NA	NA	2.4	1.3	1.7
Paul van Vlissingenstraat 16		Aug-05	Amsterdam, Netherlands	77,472	35,000	2,345	58.8%	58.8%	58.8%	58.8%	58.8%	1.3	0.7	1.7
1807 Michael Faraday Court		Oct-06	Northern Virginia	19,237	—	2,326	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.6
375 Riverside Parkway		Jun-03	Atlanta	200,442	49,749	2,303	92.9%	92.9%	92.9%	92.9%	100.0%	3.5	1.9	1.6
3011 Lafayette Street		Jan-07	Silicon Valley	90,780	—	2,280	100.0%	0.0%	0.0%	0.0%	0.0%	1.6	0.8	1.6
200 North Nash Street		Jun-05	Los Angeles	113,606	—	2,238	100.0%	100.0%	100.0%	100.0%	100.0%	2.0	1.1	1.6
2403 Walsh Street		Jun-05	Silicon Valley	103,940	—	2,047	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	1.0	1.4
8100 Boone Boulevard		Oct-06	Northern Virginia	17,015	—	2,006	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.4
43881 Devon Shafron Drive		Mar-07	Northern Virginia	80,998	99,002	1,994	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.4
Chemin de l’Epinglier 2		Nov-05	Geneva, Switzerland	59,190	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.5	1.3
4700 Old Ironsides Drive		Jun-05	Silicon Valley	90,139	—	1,775	100.0%	100.0%	100.0%	100.0%	100.0%	1.6	0.8	1.3
4650 Old Ironsides Drive		Jun-05	Silicon Valley	84,383	—	1,662	100.0%	100.0%	100.0%	100.0%	100.0%	1.5	0.8	1.2
Clonshaugh Industrial Estate		Feb-06	Dublin, Ireland	20,000	—	1,608	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.1
3015 Winona Avenue		Dec-04	Los Angeles	82,911	—	1,545	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.1
3065 Gold Camp Drive		Oct-04	Sacramento	62,957	—	1,502	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.1
251 Exchange Place		Nov-05	Northern Virginia	70,982	—	1,458	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.7	1.0

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Occupancy Analysis

As of March 31, 2008

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 03/31/2008	As of 12/31/2007	As of 9/30/07	As of 6/30/07	As of 3/31/07	Property Type	Total Portfolio	Property Type
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,442	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.8	1.0
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	1.9	1.0	1.0
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	5.4	2.9	1.0
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,377	100.0%	100.0%	100.0%	100.0%	100.0%	2.0	1.1	1.0
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,374	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.6	1.0
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,333	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.5	0.9
600 Winter Street	Sep-06	Boston	30,400		—	778	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.6
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.4	0.4
2300 NW 89th Place	Sep-06	Miami	64,174		—	581	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.6	0.4
2440 Marsh Lane	Jan-03	Dallas	5,500		129,750	62	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.1	—
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	327	100.0%	100.0%	NA	NA	NA	0.3	0.2	0.2
Mundells Roundabout	Apr-07	London, England	—		113,464	—	0.0%	0.0%	NA	NA	NA	—	—	—
Cressex 1	Dec-07	London, England	—		50,848	—	0.0%	0.0%	NA	NA	NA	—	—	—
Clonshaugh Industrial Estate (Land)	Feb-06	Dublin, Ireland	—		124,500	—	0.0%	0.0%	NA	NA	NA	—	—	—
3 St. Anne’s Boulevard	Dec-07	London, England	—		96,384	—	0.0%	0.0%	NA	NA	NA	—	—	—
2055 East Technology Circle	Oct-06	Phoenix	76,350		—	—	0.0%	0.0%	—	0.0%	0.0%	1.3	0.7	—
43791 Devon Shafron Drive	Mar-07	Northern Virginia	—		135,000	—	0.0%	0.0%	—	0.0%	0.0%	—	—	—
1500 Space Park Drive	Sep-07	Silicon Valley	—		49,852	—	0.0%	0.0%	NA	NA	NA	—	—	—
365 S. Randolphville Road	Feb-08	New York	—		264,792	—	0.0%					—	—	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	—	0.0%	0.0%	—	—	—

			5,802,584		1,408,960	141,343	94.7%	94.8%	94.5%	94.4%	94.4%%	100.0%	53.7%	100.0%
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	8,290	100.0%	100.0%	100.0%	100.0%	100.0%	48.5%	2.8%	54.2%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,684	100.0%	100.0%	100.0%	100.0%	100.0%	28.8	1.7	24.0
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	17.9	1.1	18.6
2 St. Anne’s Boulevard	Dec-07	London, England	30,612		—	496	100.0%	100.0%	NA	NA	NA	4.8	0.3	3.2

			634,724		—	15,322	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	5.9%	100.0%
Technology Office
100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,355	100.0%	100.0%	100.0%	100.0%	100.0%	57.9%	3.6%	57.2%
4849 Alpha Road	Apr-04	Dallas	125,538		—	2,856	100.0%	100.0%	100.0%	100.0%	100.0%	18.8	1.2	22.2
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	NA	NA	23.3	1.4	20.6

			668,494		—	12,855	100.0%	100.0%	100.0%	100.0%	100.0%%	100.0%	6.2%	100.0%

Portfolio Total/Weighted Average			10,795,795	(4)	1,863,700	$318,744	94.7%	94.7%	95.1%	94.6%	94.8%%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2008 multiplied by 12.

(2)	Occupancy excludes space held for redevelopment.

(3)	Includes approximately 33,700 rentable square feet from leasehold interest acquisition.

(4)	Net Rentable Square Feet excludes 400,369 RSF of space in joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 97.0% occupied as of March 31, 2008.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Major Tenants

as of March 31, 2008

(Dollar amounts in thousands)

	Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications		17	1,682,623	15.6%	$42,738	13.4%	129
2	Qwest Communications International, Inc.		13	770,928	7.1%	$24,223	7.6%	88
3	Equinix Operating Company, Inc.		4	454,672	4.2%	$13,308	4.2%	104
4	AT & T		11	385,184	3.6%	$11,314	3.5%	74
5	TelX Group, Inc.		10	82,581	0.8%	$10,185	3.2%	224
6	NTT Communications Company		2	241,370	2.2%	$7,294	2.3%	54
7	Comverse Technology, Inc.		1	367,033	3.4%	$7,056	2.2%	34
8	JPMorgan Chase & Co.		2	27,377	0.3%	$6,960	2.2%	102
9	Facebook		2	104,191	1.0%	$6,384	2.0%	109
10	Microsoft Corporation		1	300,000	2.8%	$6,300	2.0%	90
11	AboveNet, Inc.		9	150,661	1.4%	$5,883	1.8%	124
12	Level 3 Communications, LLC	(3)	12	289,788	2.7%	$5,873	1.8%	49
13	Amazon		3	164,847	1.5%	$5,781	1.8%	138
14	Amgen, Inc.		1	131,386	1.2%	$5,576	1.7%	86
15	Leslie & Godwin Investments	(4)	1	63,233	0.6%	$4,404	1.4%	21

	Total/Weighted Average			5,215,874	48.3%	$163,280	51.1%	99

(1)	Occupied square footage is defined as leases that have commenced on or before March 31, 2008.

(2)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2008 multiplied by 12.

(3)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.

(4)	Leslie & Godwin is a UK subsidiary of AON Corporation.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

UTILITY POWER CAPACITY (1)

Top 15 Properties

	Property Name	Market	Capacity (MW)
1	Devon Shafron Drive (3 Buildings)	Northern Virginia	225
2	350 East Cermak Road	Chicago	100
3	1500 Space Park (3 Buildings)	Santa Clara	59
4	3 Corporate Place	New York	44
5	114 Rue Ambroise Croizat	Paris, France	40
6	2045 & 2055 LaFayette Street	Silicon Valley	40
7	44470 Chilum Place	Northern Virginia	36
8	150 South First Street	Silicon Valley	36
9	101 Aquila Way	Atlanta	30
10	365 South Randolphville Road	New York	26
11	14901 FAA Boulevard	Dallas	25
12	2401 Walsh Street	Silicon Valley	25
13	2403 Walsh Street	Silicon Valley	25
14	4700 Old Ironsides Drive	Silicon Valley	25
15	St. Anne’s Boulevard (3 Buildings)	London	25

	Total Potential Power Capacity - Top 15 Properties		761

(1)	Utility Power Capacity is defined as the power that could potentially be provided by the utility company depending upon factors such as peak demand load at the property.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Lease Expirations and Lease Distribution

Lease Expirations

As of March 31, 2008

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent (1)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		569,894	5.3%	$—	0.0%
2008	244	250,723	2.3%	17,390	5.5%	$69.36	70.99	17,799
2009	111	480,540	4.5%	18,922	5.9%	$39.38	39.26	18,865
2010	99	899,053	8.3%	25,590	8.0%	$28.46	30.01	26,980
2011	82	1,601,607	14.8%	35,251	11.1%	$22.01	23.28	37,292
2012	65	154,170	1.4%	14,889	4.7%	$96.58	107.68	16,602
2013	31	556,091	5.2%	16,023	5.0%	$28.81	31.66	17,607
2014	29	491,359	4.6%	12,989	4.1%	$26.43	31.84	15,647
2015	71	1,785,666	16.5%	61,560	19.3%	$34.47	40.72	72,716
2016	55	812,947	7.5%	25,202	7.9%	$31.00	36.96	30,043
2017	32	544,860	5.0%	16,582	5.2%	$30.43	37.40	20,377
Thereafter	105	2,648,885	24.5%	74,347	23.3%	$28.07	45.91	121,617

Portfolio Total/ Weighted Average	924	10,795,795	100.0%	$318,744	100.0%	$31.17	$38.68	$395,545

Lease Distribution

As of March 31, 2008

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent
Available			569,894	5.3%	—	0.0%
2,500 or less	619	67.0%	279,618	2.6%	56,485	17.7%
2,501 - 10,000	135	14.6%	803,926	7.4%	32,049	10.1%
10,001 - 20,000	52	5.6%	1,036,084	9.6%	27,248	8.5%
20,001 - 40,000	48	5.2%	1,484,675	13.8%	46,735	14.7%
40,001 - 100,000	46	5.0%	3,018,056	28.0%	84,454	26.5%
Greater than 100,000	24	2.6%	3,603,542	33.4%	71,774	22.5%

Portfolio Total	924	100.0%	10,795,795	100.0%	$318,744	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis.

(2)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2008 multiplied by 12.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Leasing Activity

As of March 31, 2008

	For the Three Months Ended March 31, 2008		% Leased
Occupied Square Feet as of December 31, 2007	9,967,047		94.7%
1Q 2008 Acquisitions:
365 S. Randolphville Road	—		—

Occupied Square Feet including 1Q 2008 Acquisitions (1)	9,967,047		92.3%
Expirations, Terminations and Reductions	(56,986	) (4)	(0.5%)
New Leases and Expansions	334,828		3.1%
Renewals and Extensions	19,742		0.2%
Remeasurements (2)	(38,730)		(0.4%)

Occupied Square Feet as of March 31, 2008	10,225,901		94.7%

GAAP Rent Growth (3)
Expiring Rent per Square Foot			$12.33 (5)
New Rent per Square Foot			$100.37 (6)
Percentage Increase			713.7%
Weighted Average Lease Term - New (in months)			114

(1)	Occupancy excludes space held for redevelopment.

(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.

(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

(4)	35,413 rentable square feet moved into redevelopment space inventory. 11,145 rentable square feet already released since March 31, 2008.

(5)	Consists of cabinet space and other non-technical space.

(6)	Consists primarily of Turn-Key Datacenter™ space.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	2007
Renewals (1)
Number of renewals	5	5	2	3	12
Square Feet	19,742	31,435	944	1,313	67,181
Tenant improvement costs per square foot (2)	$—	$8.43	$—	$—	$3.95
Leasing commission costs per square foot (2)	$3.00	$11.46	$0.33	$1.73	$13.69

Total renewal lease costs per square foot	$3.00	$19.90	$0.33	$1.73	$17.64
New Leases (3)
Number of non-redevelopment leases	11	17	12	9	61
Non-Redevelopment square feet	21,585	134,031	38,082	12,014	219,381
Non-Redevelopment tenant improvement costs per square foot (2)	35.25	5.36	13.35	$—	$6.18
Non-Redevelopment leasing commission costs per square foot (2)	12.23	4.58	11.61	11.27	$7.30
Number of redevelopment leases	32	3	8	10	27
Redevelopment square feet	313,243	16,041	153,571	64,197	541,525
Redevelopment tenant improvement costs per square foot (2) (4)	$1.58	$—	$0.81	$6.90	$46.38
Redevelopment leasing commission costs per square foot (2)	$8.80	$0.31	$9.18	$12.04	$7.69

Total Number of Leases	43	20	20	19	88
Total Square Feet	334,828	150,072	191,652	76,211	760,906
Total new lease costs per square foot	$12.77	$8.92	$12.96	$17.73	$52.53
Total (5)
Number of leases	48	25	22	22	100
Square Feet	354,570	181,507	192,596	77,524	828,087
Tenant improvement costs per square foot (2)	$3.54	$5.42	$3.28	$5.71	$32.29
Leasing commission costs per square foot (2)	$8.68	$5.40	$9.62	$11.75	$8.08

Total costs per square foot	$12.23	$10.82	$12.90	$17.46	$40.36

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment.

(5)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Historical Capital Expenditures

	Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Recurring capital expenditures (1) (2)	$2,868,000	$1,200,000	$2,765,000	$(99,000)	$367,062
Non-recurring capital expenditures (2)	$85,974,000	$103,958,000	$99,466,000	$38,776,000	$19,249,409
Total net rentable square feet at period end excluding redevelopment space	10,795,795	10,527,011	10,311,857	9,713,146	9,668,267
Recurring capital expenditures per square foot	$0.27	$0.11	$0.27	$(0.01)	$0.04
Non-recurring capital expenditures per square foot (2)	$7.96	$9.88	$9.65	$3.99	$1.99

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Redevelopment Activity

For the quarter ended March 31, 2008

(Square feet)

Activity for the quarter ended March 31, 2008	US	Europe	Total
Redevelopment Space as of December 31, 2007	1,226,346	527,882	1,754,228
Acquired Redevelopment Space and New Construction Space	305,509	113,464	418,973
Converted Redevelopment Space:
Turn-Key Datacenter™	(262,078)	—	(262,078)
Powered Base Building™	(46,279)	—	(46,279)
Remeasurement Adjustments	(1,144)	—	(1,144)

Redevelopment Space as of March 31, 2008	1,222,354	641,346	1,863,700

Redevelopment Space Under Construction at Quarter End	US	Europe	Total
Turn-Key Datacenter™	199,617	130,847	330,464
Build-to-Suit	39,352	177,964	217,316
New Powered Base Building™ Shell	—	—	—

Redevelopment Space Under Construction as of March 31, 2008	238,969	308,811	547,780

DIGITAL REALTY TRUST, INC.

First Quarter 2008

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance. FFO for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) straight line rents (v) fair value of lease revenue amortization (vi) capitalized leasing payroll (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. AFFO for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA for all periods presented in this supplemental information includes the results of properties sold in 2007: 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.